UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 21, 2015

GOLDEN MINERALS COMPANY

(Exact name of registrant as specified in its charter)

DELAWARE	1-13627	26-4413382
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

350 Indiana Street, Suite 800

Golden, Colorado 80401

(Address of principal executive offices)  (Zip Code)

Registrant’s telephone number, including area code:  (303) 839-5060

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 5.02                         Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Item 5.07                         Submission of Matters to a Vote of Security Holders.

Signature

Item 5.02                         Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Mr. Warren Rehn, previously Senior Vice President, Exploration and Chief Geologist of Golden Minerals Company (the “Company”), was elected to serve as President effective May 21, 2015.  Mr. Jeffrey G. Clevenger, previously the Company’s Chairman, President and Chief Executive Officer, continues to serve as the Company’s Chairman and Chief Executive Officer.

Mr. Rehn, 60, was appointed Vice President, Exploration and Chief Geologist of the Company in February 2012 and was subsequently promoted to Senior Vice President, Exploration and Chief Geologist in December 2012.  From 2006 until February 2012, Mr. Rehn held various positions at Barrick Gold Exploration, Inc., serving most recently as Chief Exploration Geologist for the Bald Mountain and Ruby Hill mining units.  From 2005 until 2007, Mr. Rehn was a consulting geologist for Gerson Lehman Group, which provides consulting services to various industries, including geology and mining.  Mr. Rehn served as a Consulting Senior Geologist at Placer Dome Exploration, Inc. and as an independent consulting geologist throughout the Americas from 1994 until 1993.  He served as a Senior Geologist at Noranda Exploration, Inc. from 1988 until 1994.  Mr. Rehn holds an M.S. in Geology from the Colorado School of Mines and a B.S. in Geological Engineering from the University of Idaho.

Item 5.07                         Submission of Matters to a Vote of Security Holders.

The Company held its 2015 Annual Meeting of Stockholders (the “Meeting”) on May 21, 2015 in Golden, Colorado.  Of the 52,570,828 shares of common stock outstanding and which are entitled to vote as of the record date, 31,614,811 shares (60.1%) were present or represented by proxy at the Meeting.  The Company’s stockholders (1) approved the election of Jeffrey G. Clevenger, W. Durand Eppler, Michael T. Mason, Ian Masterton-Hume, Kevin R. Morano, Terry M. Palmer, Andrew N. Pullar and David H. Watkins as directors of the Company to hold office until the 2016 annual meeting of stockholders or until their successors are elected, (2) ratified the selection of EKS&H, LLLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015, and (3) approved, on an advisory basis, the compensation of the Company’s named executive officers.  The results of the voting on the matters submitted to the stockholders were as follows:

1.                                      Election of eight (8) directors to hold office until the 2016 annual meeting of stockholders or until their successors are elected.

Name	Votes For	Votes Withheld	Broker Non-Votes
Jeffrey G. Clevenger	18,329,000	373,675	12,912,136
W. Durand Eppler	18,403,657	299,108	12,912,136
Michael T. Mason	18,412,350	290,325	12,912,136
Ian Masterton-Hume	18,295,870	406,805	12,912,136
Kevin R. Morano	18,294,375	408,300	12,912,136
Terry M. Palmer	18,408,100	294,575	12,912,136
Andrew N. Pullar	18,412,065	290,610	12,912,136
David H. Watkins	18,013,577	689,098	12,912,136

2.                                      Ratification of the selection of EKS&H, LLLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015.

Votes For	Votes Against	Abstentions
31,303,573	231,865	79,373

3.                                      Advisory vote regarding approval of compensation of named executive officers.

Votes For	Votes Against	Abstentions	Broker Non-Votes
17,746,378	797,730	158,567	12,912,136

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 21, 2015

Golden Minerals Company

By:	/s/ Robert P. Vogels
	Name:	Robert P. Vogels
	Title:	Senior Vice President and Chief Financial Officer